Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned, Julie M. Howard, Chairman and Chief Executive Officer of Navigant Consulting, Inc. (the “Company”), and Stephen R. Lieberman, Executive Vice President and Chief Financial Officer of the Company, in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “Report”), hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JULIE M. HOWARD
Julie M. Howard
Chairman and Chief Executive Officer

February 17, 2017

/s/ STEPHEN R. LIEBERMAN
Stephen R. Lieberman
Executive Vice President and Chief Financial Officer

February 17, 2017